UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On July 19, 2005, Chevron Corporation and Unocal Corporation entered into an amendment to the agreement and plan of merger by and among Unocal Corporation, Chevron Corporation and Blue Merger Sub Inc. dated April 4, 2005 (the “amended merger agreement”).

     This current report on Form 8-K includes (1) a Supplement dated July 22, 2005 to the Proxy Statement/Prospectus dated June 29, 2005 relating to the amended merger agreement and (2) the consent of Morgan Stanley & Co. Incorporated dated July 22, 2005, each of which is filed as an exhibit hereto and incorporated herein by reference.

Additional Information for Investors

     Chevron has filed a Form S-4, Unocal has filed a proxy statement and both companies have filed and will file other relevant documents concerning the proposed merger transaction with Chevron with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain the documents free of charge at the Web site maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Chevron free of charge by contacting Chevron Comptroller’s Department, 6001 Bollinger Canyon Road – A3201, San Ramon, CA 94583-2324. You may obtain documents filed with the SEC by Unocal free of charge by contacting Unocal Stockholder Services at 800-252-2233, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245.

Interest of Certain Persons in the Merger

     Chevron, Unocal, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Unocal’s stockholders in connection with the proposed Chevron merger. Information about the directors and executive officers of Chevron and their ownership of Chevron stock is set forth in the proxy statement for Chevron’s 2005 Annual Meeting of Stockholders. Information about the directors and executive officers of Unocal and their ownership of Unocal stock is set forth in the proxy statement for Unocal’s 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger. Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

Number Exhibit

20.1 Supplement dated July 22, 2005 to the Proxy Statement/Prospectus dated June 29, 2005 relating to the Proposed Merger of Unocal Corporation with Chevron Corporation

23.1 Consent of Morgan Stanley & Co. Incorporated dated July 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: July 25, 2005	By /s/ M.A. Humphrey
M.A. Humphrey, Vice President and
Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Number Exhibit

20.1	Supplement dated July 22, 2005 to the Proxy Statement/Prospectus dated June 29, 2005 relating to the Proposed Merger of Unocal Corporation with Chevron Corporation

23.1	Consent of Morgan Stanley & Co. Incorporated dated July 22, 2005